1 Newtek Bank, N.A. Reaches Over $1.0 Billion in Deposits Grows Total Deposits by $884 Million in its First Two Years of Operations Boca Raton, FL January 6, 2025 - NewtekOne, Inc. (“the Company”) (NASDAQ: NEWT) announced today the following deposit metrics of Newtek Bank, N.A. (“Newtek Bank” or the “Bank”), its technology-enabled banking subsidiary, at December 31, 2024: - $1.03 billion in total deposits at December 31, 2024, which represents a 97.0% increase in total deposits over the year ended December 31, 2023, and growth of $884 million in total deposits since its acquisition in January 2023. - Insured deposits represent approximately 78% of total deposits at December 31, 2024. - Core business deposits were $216 million at December 31, 2024, an increase of $106 million, or 96%, over the same period in 2023. - In the fourth quarter of 2024, Newtek Bank added 950 new business checking accounts. - At December 31, 2024, Newtek Bank had a deposit base of approximately 15,000 bank accounts, compared to the approximately 1,400 accounts that existed at the time of the Bank’s acquisition in January 2023. - Over the past two years, the Bank’s incremental depository accounts were acquired via Newtek Bank’s digital account opening process and serviced by U.S.-based representatives, who are available on camera 24/7/365. Barry Sloane, President, Chairman and CEO said, “We are excited about our tremendous growth in deposits, particularly given Newtek Bank’s industry-leading, low efficiency ratio below 40% for the quarter ended September 30, 2024. This low efficiency ratio is further evidence of Newtek Bank’s successful efforts to streamline the deposit-taking process. We believe that the Bank’s overall success is predicated on these efforts, as well as the continued origination of profitable loans and NewtekOne’s offering of business and financial solutions to Newtek Bank’s business clients that can make the Bank’s customers more successful and at the same time provide Newtek Bank the opportunity to earn higher margins than non-technology-enabled banks and bank holding companies.”

2 Mr. Sloane continued, “The over $1.0 billion in deposits at December 31, 2024, were comprised of approximately 28% commercial deposits, which included 3% brokered CD’s, and 72% consumer deposits. The consumer-based depository accounts are primarily consumer high-yield savings accounts and CDs. Newtek Bank desires to grow its commercial deposit franchise as these deposits are more transactional in nature and lower in cost. We also have integrated and further seek to integrate these accounts into our lending, payroll, and payments processing platforms, and provide a level of stickiness to them through the Newtek Advantage®. Moreover, we are proud of Newtek Bank’s technological advantages and innovative process which allow clients to open depository accounts without having to go into a bank branch, and/or bring in and fill out additional applications. Importantly, our clients can open a bank account at the same time their loan is being approved and can do so from the comfort of their business or home. Our ability to exchange data amongst NewtekOne’s subsidiaries from one business solution to another offers our business clientele multiple business and financial solutions using our highest quality, well-priced solutions, in a frictionless manner, without having to apply multiple times. We believe the results we will report for 2024 loan growth and deposit taking are not only evidence of our success, but also underscores the technological advantages that doing business with NewtekOne can bring. In addition, we have tens of thousands of active customers in our database that we plan to solicit for deposits and loans over the course of 2025.” Mr. Sloane further commented, “Since acquiring the Bank in 2023, we have hired seasoned management and staff to build a fully developed back-office operation in Wilmington, North Carolina, to support our banking operations and anticipated growth. We are proud that we were able to transform a 60-year-old OCC-chartered single-branch, community bank in Flushing, NY, which accepted deposits primarily from walk-in traffic and was highly dependent on wholesale funding, into a technology- enabled bank that acquires deposits digitally through a network of relationships and alliance partners, supported by NewtekOne. Newtek Bank currently has a deposit base of over 15,000 bank account accounts, grown from the initial 1,400 accounts that acquired in January 2023, the increase over which leveraged our industry-leading digital account opening processes that are serviced by U.S.-based representatives who are available on camera 24/7/365.” Mr. Sloane concluded, “We are extremely excited about our growth and prospects moving into 2025. We plan to continue to increase deposits from affiliates and referral partners, relying on our talented employees, technology, and competitive product offerings. We clearly recognize that the ability to grow transaction-based deposits is important from the standpoint of reducing our cost of funds, as well as raising deposits that have a greater duration due to the operational nature of transactional business depository accounts. We do not believe that our competitors offer the same full suite of services and solutions available to our customers via the Newtek Advantage®. Indeed, we are extremely pleased that in Newtek Bank’s first two years of operations, we have dramatically grown the number of client

3 accounts, as well as the dollars that are funded by business checking and business money market accounts. Newtek Bank’s first two years of operations required that we put in place, in a compliant manner, the right policies and procedures, software, management staff, and client service representatives. The transition from a 60-year-old single branch banking operation to a fully automated, technologically compliant, business bank represented challenges in our first two years of operation; however, we believe that we have successfully navigated and overcome them. In addition to passing the $1.0 billion threshold for deposits as well as the growth in our loan book, based on our frictionless environment for taking deposits and making loans, we believe that we have become more important to our clients as NewtekOne handles their payroll, their payment processing, and provides them the type of analytics and data that can be found in the Newtek Advantage®. We are excited about further developing our business model in 2025 and sharing our successes with the marketplace.” About NewtekOne, Inc. NewtekOne®, Your Business Solutions Company®, is a financial holding company, which along with its bank and non-bank consolidated subsidiaries (collectively, “NewtekOne”), provides a wide range of business and financial solutions under the Newtek® brand to independent business owners. Since 1999, NewtekOne has provided state-of-the-art, cost-efficient products and services and efficient business strategies to independent business owners across all 50 states to help them grow their sales, control their expenses, and reduce their risk. NewtekOne’s and its subsidiaries’ business and financial solutions include: banking (Newtek Bank, N.A.), Business Lending, SBA Lending Solutions, Electronic Payment Processing, Accounts Receivable Financing & Inventory Financing, Insurance Solutions and Payroll and Benefits Solutions. In addition, NewtekOne offers its clients the Technology Solutions (Cloud Computing, Data Backup, Storage and Retrieval, IT Consulting and Web Services) provided by Intelligent Professional Management Corp. (IPM.com) Newtek®, NewtekOne®, Newtek Bank®, National Association, Your Business Solutions Company®, One Solution for All Your Business Needs® and Newtek Advantage® are registered trademarks of NewtekOne, Inc.

4 Note Regarding Forward-Looking Statements Certain statements in this press release are “forward-looking statements” within the meaning of the rules and regulations of the Private Securities Litigation and Reform Act of 1995. These statements are based on the current beliefs and expectations of NewtekOne's management and are subject to significant risks and uncertainties. Information regarding Newtek Bank’s deposits consist of preliminary estimates and are subject to change with our filings with regulatory agencies and the filing of the Company's Form 10-K for the year ending December 31, 2024. Actual results may differ materially from those set forth in the forward-looking statements. See “Note Regarding Forward-Looking Statements” and the sections entitled “Risk Factors” in our filings with the Securities and Exchange Commission which are available on NewtekOne's website (https://investor.newtekbusinessservices.com/sec-filings) and on the Securities and Exchange Commission’s website (www.sec.gov). Any forward-looking statements made by or on behalf of NewtekOne speak only as to the date they are made, and NewtekOne does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made. SOURCE: NewtekOne, Inc. Investor Relations & Public Relations Contact: Jayne Cavuoto Telephone: (212) 273-8179 / jcavuoto@newtekone.com